EXHIBIT 99.6

EXECUTION COPY

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of January 10, 2017 (as amended, restated, amended and restated, supplemented or modified from time to time, this “Agreement”), made by MBIA INSURANCE CORPORATION, a New York statutory insurance corporation (the “Grantor”) in favor of MZ FUNDING LLC, a Delaware limited liability company (the “Secured Party”).

RECITALS

Pursuant to the Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings given such terms in the Credit Agreement), by and among MBIA Insurance Corporation (the “Borrower”) and the Secured Party, the Secured Party has agreed to make the Loan to the Borrower. In order to induce the Secured Party to make the Loan, the Grantor has agreed to grant a continuing Lien on the Collateral to secure the Obligations (as hereinafter defined). Accordingly, the Grantor hereby agrees as follows:

1. Security Interest.

(a) Grant of Security. As security for the Obligations (as hereinafter defined), the Grantor hereby delivers, assigns, pledges, sets over and grants to the Secured Party a first priority security interest in, all of its right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all items of its personal property described on Exhibit A hereto which is executed by an authorized person of the Grantor, together with all substitutions and replacements thereof and any products and proceeds thereof including any which are described on a supplement hereto in substantially the form of Exhibit B hereto (the “Collateral”).

(b) Security for Obligations. This Agreement secures the payment of all now existing or hereafter arising obligations of the Grantor to the Secured Party, whether primary or secondary, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not, liquidated or unliquidated, arising by operation of law or otherwise, whether for principal, interest, fees, expenses or otherwise (including, without limitation, interest, fees, costs or other payments on the Obligations paid or accrued after the commencement of an Insolvency Proceeding and whether or not such claims are deemed allowed or recoverable in any Insolvency Proceeding, and payment of or for adequate protection pursuant to any Insolvency Proceeding), together with all costs of collection or enforcement, including, without limitation, reasonable attorneys’ fees incurred in any collection efforts or in any action or proceeding (all such obligations being the “Obligations”).

(c) Grantor Remains Liable. This Agreement shall not affect the Grantor’s liability to perform all of its duties and obligations under the transactions giving rise to the Obligations. The exercise by the Secured Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the transactions giving rise to the Obligations, which shall remain unchanged as if this Agreement had not been executed. The Secured Party shall not have any obligation or liability under the transactions giving rise to the Obligations by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(d) Supplement. From time to time the Grantor may deliver, assign, pledge, set over and grant to the Secured Party a first priority security interest in any additional items of personal property by delivering a supplement hereto in substantially the form of Exhibit B hereto describing such items; thereafter, all such items of personal property shall be “Collateral” hereinafter and subject to the terms of this Agreement.

(e) Continuing Agreement. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations.

2. Title; Liens and Encumbrances. The Grantor represents and warrants that it is (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will be) the record and beneficial owner of, having (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will have) good and marketable title to, the Collateral pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other person, except the Liens created by this Agreement, and the Grantor will promptly notify the Secured Party of any such other Lien or claim made or asserted against the Collateral and will defend the Collateral against any such Lien or other claim.

3. State of Organization or Residence; Legal Name. The Grantor represents and warrants to the Secured Party as follows:

(a) The Grantor’s state of incorporation is the State of New York. The Grantor’s chief executive office or principal office, if it is not a registered organization, as such term is defined under the Uniform Commercial Code as in effect in the State of New York as it may be amended, supplemented or modified from time to time (the “UCC”), is set forth on Schedule I hereto. The Grantor shall promptly notify the Secured Party of any change in the foregoing representations.

(b) The Grantor’s registered or legal name is as set forth on Schedule I hereto. The Grantor currently uses, and during the last five (5) years has used, no other names including business or trade names, except as set forth on Schedule I hereto. The Grantor shall not change such name without providing the Secured Party thirty (30) days’ prior written notice.

(c) The grant of the security interest in the Collateral, combined with the filing of financing statements, the execution of control agreements, the execution of assignments, and/or possession of the Collateral, each as appropriate, is effective to vest in the Secured Party a valid and perfected first priority security interest, superior to the rights of any person in and to the Collateral as set forth herein.

4. Perfection of Security Interest. The Grantor authorizes the Secured Party to file all such financing statements and amendments thereto pursuant to the UCC or other notices appropriate under applicable law, as the Secured Party may reasonably require, each in form satisfactory to the Secured Party. Such financing statements and amendments may contain a description of the Collateral as set forth herein or more broadly in a generic or categorical manner. The Secured Party may transfer, withdraw or redeem any funds or other property in each deposit account or securities account constituting Collateral without further consent by the Grantor; provided that the Secured Party will not exercise any of such rights other than during an Event of Default. The Grantor also shall pay all filing or recording costs with respect thereto, and all costs of filing or recording this Agreement or any other agreement or document executed and delivered pursuant hereto or to the Obligations (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is deemed by the Secured Party to be necessary or desirable. The Grantor authorizes the Secured Party to take all other actions which the Secured Party may deem necessary or desirable to perfect or otherwise protect the Liens created hereunder and to obtain the benefits of this Agreement.

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5. Covenants Relating to Collateral. Until the Obligations shall have been paid in full, and the Credit Agreement shall have terminated, the Grantor covenants and agrees that if the Grantor shall become entitled to receive or shall receive any note (including a Zohar I Note or Zohar II Note as defined in Exhibit A hereto), any certificate or other equity securities (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Collateral, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Collateral, or otherwise in respect thereof, the Grantor shall accept the same as the agent of the Secured Party, hold the same in trust for the Secured Party and deliver the same forthwith to the Secured Party in the exact form received, duly indorsed by the Grantor to the Secured Party, together with an undated assignment or stock power covering such certificate duly executed in blank by the Grantor and with, if the Secured Party so requests, signature guaranteed, to be held by the Secured Party, subject to the terms thereof, as collateral security for the Obligations. If any of the foregoing property so distributed in respect of the Collateral shall be received by the Grantor, the Grantor shall, until such property is paid or delivered to the Secured Party, hold such property in trust for the Secured Party, segregated from other funds or property of the Grantor, as collateral security for the Obligations. Grantor shall (i) promptly forward to the Secured Party written notification of, and grant of, a security interest to the Secured Party in any and all Commercial Tort Claims (as defined in the UCC) acquired by the Grantor or coming into existence, in each case, after the date hereof, including, but not limited to, any and all actions, suits, and proceedings before any court or governmental authority by or affecting such Grantor by executing and delivering a supplement in the form of Exhibit B describing such Commercial Tort Claim (as defined in the UCC) with reasonable specificity and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Secured Party, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Secured Party’s security interest in any Commercial Tort Claim (as defined in the UCC).

6. Collections; Other Rights.

(a) Except as provided herein, the Grantor shall be entitled to receive all cash interest, dividends and distributions paid in respect of the Collateral, and to exercise all voting rights with respect to the Collateral; provided, however, that no vote shall be cast or right exercised or other action taken which would result in any violation of any provision of this Agreement or any other Credit Document.

(b) All of the foregoing amounts set forth in paragraph (a) of this Section 6 so collected after the occurrence of and during the continuation of an Event of Default shall be held in trust by the Grantor for and as the property of the Secured Party, and shall not be commingled with other funds, money or property of the Grantor.

(c) After the occurrence and during the continuation of an Event of Default, the Grantor will immediately upon receipt of all such checks, cash or other remittances constituting part of the Collateral or in payment for any Collateral sold, transferred, leased or otherwise disposed of, deliver any such items to the Secured Party accompanied by a remittance report in form supplied or approved by the Secured Party. The Grantor shall deliver such items in the same form received, endorsed or otherwise assigned by the Grantor where necessary to permit collection of such items.

7. Events of Default. The occurrence of any one or more Events of Default under the Credit Agreement shall constitute an event of default (“Event of Default”) under this Agreement.

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8. Rights and Remedies.

(a) In the event of the occurrence and continuation of any Event of Default, to the extent applicable: (i) the Secured Party may exercise exclusive control over the Collateral; (ii) the Secured Party shall have the right, with or without (to the extent permitted by applicable law) notice to the Grantor, as to any or all of the Collateral, by any available judicial procedure or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and generally to exercise any and all rights afforded to a secured party under the UCC or other applicable law; (iii) the Secured Party shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker’s board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Secured Party in its sole discretion may deem advisable; (iv) at the Secured Party’s request, the Grantor shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall select, whether at the Grantor’s premises or elsewhere, and make available to the Secured Party, without rent, all of the Grantor’s premises and facilities for the purpose of the Secured Party’s taking possession of, removing or putting the Collateral in saleable or disposable form; (v) the Secured Party shall have the right to receive any and all cash interest, dividends, distributions, payments or other proceeds paid in respect of the Collateral and made application thereof to the Obligations in such order as the Secured Party may determine and (vi) any or all of the Collateral may be registered in the name of the Secured Party or its nominee and they may thereafter exercise (x) all voting, corporate and other rights pertaining to such Collateral and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all securities or securities entitlements upon any merger, consolidation, reorganization, recapitalization or other fundamental change, or upon the exercise of the Grantor or the Secured Party of any right, privilege or option pertaining to such securities or securities entitlements, and in connection therewith, the right to deposit and deliver any and all of the securities or securities entitlements with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine), in each of the foregoing cases, all without liability except to account for property actually received by it, but the Secured Party shall have no duty to the Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b) Any such sale, lease or other disposition of Collateral may be made without demand for performance or any notice of advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition, the Grantor agrees that the sending of ten days’ notice by ordinary mail, postage prepaid, to the Grantor of the place and time of any public sale or of the time at which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. Notwithstanding the foregoing, if any of the Collateral may be materially diminished in value during such ten (10) day period, the Secured Party shall provide the Grantor with such shorter notice as it deems reasonable under the circumstances.

(c) The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys’ fees and legal expenses incurred by the Secured Party, and then to satisfaction of the Obligations (in any order as the Secured Party may decide in its sole discretion), and to the payment of any other amounts required by applicable law. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Grantor will be liable for the deficiency, together with interest thereon, at the rate prescribed in the agreements giving rise to the Obligations, and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral.

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9. Power of Attorney. The Grantor authorizes the Secured Party and does hereby make, constitute and appoint the Secured Party, and any officer or agent of the Secured Party, with full power of substitution, as the Grantor’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Grantor: (i) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to pay or discharge any taxes, liens, security interest or other encumbrances at any time levied or placed on or threatened against the Collateral; (iii) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (iv) to receive, open and dispose of all mail addressed to the Grantor and to notify the post office authorities to change the address for delivery of mail addressed to the Grantor to such address as the Secured Party may designate; (v) to exercise all membership rights, powers and privileges in connection with the Collateral to the same extent as the Grantor is entitled to exercise such rights, powers and privileges and (vi) generally to do all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Secured Party’s security interest therein. The Grantor hereby approves and ratifies all acts of said attorney or designee, who shall not be liable for any acts of commission or omission, nor for any error or judgment or mistake of fact or law except for its own gross negligence or willful misconduct. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The Secured Party may exercise this power of attorney only after the occurrence and during the continuance of an Event of Default.

10. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by U.S. mail or sent by telecopy (with confirmed receipt or followed by overnight delivery) to the addresses (or telecopy numbers) set forth in Section 7.01 of the Credit Agreement. Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt or, if mailed, the third business day following the date so mailed, if earlier.

11. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other Person, then the Secured Party shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

12. No Waiver; Rights Cumulative.

(a) No course of dealing between the Grantor and the Secured Party, or the Secured Party’s failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Any single or partial exercise of any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the Secured Party’s rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

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13. Limitation on Secured Party’s Duty in Respect of Collateral. The Secured Party shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control.

14. Amendments, Etc. No alteration, modification, amendment or waiver of any terms and conditions of this Agreement shall be effective or enforceable against the Secured Party unless set forth in a writing signed by the Secured Party.

15. Successors and Assigns. This Agreement and all obligations of the Grantor and the Secured Party hereunder shall be binding upon the successors and assigns of the Grantor and the Secured Party, as applicable, and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party and their respective successors and assigns.

16. No Partnership. The relationship between the Secured Party and the Grantor shall be only of creditor-debtor and no relationship of agency, partner or joint- or co-venturer shall be created by or inferred from this Agreement or the other Credit Documents. The Grantor shall indemnify, defend, and save the Secured Party harmless from any and all claims asserted against the Secured Party as being the agent, partner, or joint-venturer of the Grantor.

17. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Grantor and the Secured Party with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. The Grantor acknowledges and agrees that there is no oral agreement between the Grantor and the Secured Party which has not been incorporated in this Agreement.

18. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other means of electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

19. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without effecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

20. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement and any claim, controversy or dispute related to or in connection with this Agreement, any Credit Document or any of the transactions contemplated hereby or thereby, the relationship of the parties hereto and the interpretation and enforcement of the rights and duties of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York (including, without limitation, Section 5-1401 et seq of the New York General Obligations Law but otherwise without regard to principles of conflicts of laws).

(b) GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN

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CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, GRANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10 hereto. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

21. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

22. Further Pledge; Bailee and Custodial Arrangements. Grantor acknowledges that Secured Party is granting a security interest in its rights under this Agreement to secure obligations of the Secured Party. Grantor agrees that it will cause any bailee or custodian now or hereafter in possession of the Collateral to acknowledge that it holds possession of the Collateral for the Secured Party’s benefit and for the benefit of the Secured Party’s secured party. Grantor agrees that at any time when Grantor is obligated to deliver physical possession of any Collateral to Secured Party, Secured Party may appoint a bailee or custodian to hold physical possession of the Collateral for the Secured Party’s benefit and Grantor agrees to deliver all such physical Collateral as directed by the Secured Party.

23. Registration of Zohar Notes. Grantor agrees that any Zohar I Notes or Zohar II Notes which are held in book-entry form shall be registered to indicate the interest of the Secured Party and the Secured Party’s secured party.

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IN WITNESS WHEREOF, the undersigned parties have executed this Agreement to be effective for all purposes as of the date above first written.

GRANTOR:

MBIA INSURANCE CORPORATION

By	/s/ Anthony McKiernan

Name:	Anthony McKiernan
Title:	Director/President and CFO

SECURED PARTY:

MZ FUNDING LLC

By	/s/ Jonathan Harris

Name:	Jonathan Harris
Title:	Secretary

[Signature Page to MBIA Security Agreement]

SCHEDULE I

Grantor’s chief executive office or principal office	One Manhattanville Road Purchase, New York 10577

Registered or Legal Name	MBIA Insurance Corporation

Other names (including business or trade names) used during the last five (5) years	None

Schedule I

EXHIBIT A

This Exhibit A to the Security Agreement, dated as of January 10, 2017 (as amended, restated, amended and restated, supplemented or modified from time to time, the “Security Agreement”), made MBIA INSURANCE CORPORATION, a New York statutory insurance corporation (the “Grantor”) in favor of MZ FUNDING LLC, a Delaware limited liability company (the “Secured Party”) describes the Collateral granted by the Grantor to the Secured Party pursuant to the Security Agreement. “UCC” means the Uniform Commercial Code as in effect in the State of New York as the UCC may be amended, supplemented or modified from time to time. Any reference to any agreement, instrument or document shall be construed as referring to such agreement, instrument or document, as amended, supplemented or modified from time to time. The Collateral shall be all of the Grantor’s right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all of the following items of personal property of the Grantor:

1.	The class A-1 and A-2 notes (the “Zohar I Notes”) issued by Zohar CDO 2003-1, Limited, Zohar CDO 2003-1, Corp. and Zohar CDO 2003-1, LLC (collectively, the “Zohar I Issuer”), related subrogation rights and all Supporting Obligations (as defined in the UCC) relating thereto.

2.	The Grantor’s rights to payment, reimbursement, indemnity, recovery, salvage or subrogation with respect to any claims paid by the Grantor under its policy insuring the Zohar I Notes.

3.	The Grantor’s rights as a party to, or third-party beneficiary under, any indenture, supplemental indenture, insurance policy or agreement, indemnity agreement or other legal documentation related to the Zohar I Notes, including any rights as a controlling party thereunder (the “Zohar I Documents”).

4.	The Grantor’s rights to any collateral under the Zohar I Documents (the “Zohar I Underlying Collateral”).

5.	The Grantor’s rights as a transferee of any of the Zohar I Underlying Collateral including the assets described on Exhibit A-1 hereto.

6.	Any Commercial Tort Claims (as defined in the UCC) accruing to the Grantor in any capacity, including as insurer, credit enhancer, controlling party or holder of any Zohar I Notes, under or relating to the Zohar I Documents or the transactions contemplated thereby, whether for fraud, breach of duty or otherwise, against any person, including any (i) current or former collateral manager or servicer thereunder; (ii) the agent, administrative agent, collateral agent or lender under any loans owned by any issuer of the Zohar I Notes; or (iii) manager, managing member, director, officer or other controlling party of any portfolio company in which Zohar I has an equity, loan or loan participation interest.

7.	Any other rights or remedies inuring to the benefit of the Grantor in connection with the Zohar I Notes, whether arising under contract or tort.

8.	The notes issued by Zohar II 2005-1, Limited, Zohar II 2005-1, Corp. and Zohar II 2005-1, LLC (the “Zohar II Notes”), related subrogation rights and all Supporting Obligations (as defined in the UCC) relating thereto.

9.	The Grantor’s rights to payment, reimbursement, indemnity, recovery, salvage or subrogation with respect to any claims paid by the Grantor under its policy insuring the Zohar II Notes.

10.	The Grantor’s rights as a party to, or third-party beneficiary under, any indenture, supplemental indenture, insurance policy or agreement, indemnity agreement or other legal documentation related to the Zohar II Notes (the “Zohar II Documents”).

11.	The Grantor’s rights to any collateral under the Zohar II Documents.

12.	Any Commercial Tort Claims (as defined in the UCC) accruing to the Grantor in any capacity, including as insurer, credit enhancer, controlling party or holder of any Zohar II Notes, under or relating to the Zohar II Documents or the transactions contemplated thereby, whether for fraud, breach of duty or otherwise, against any person, including any (i) current or former collateral manager or servicer thereunder; (ii) the agent, administrative agent, collateral agent or lender under any loans owned by any issuer of the Zohar II Notes; or (iii) manager, managing member, director, officer or other controlling party of any portfolio company in which Zohar II has an equity, loan or loan participation interest.

13.	Any other rights or remedies inuring to the benefit of the Grantor in connection with the Zohar II Notes, whether arising under contract or tort.

14.	The Grantor’s rights and interests in any deposit accounts or securities accounts established by the Secured Party to hold funds paid or payable by the Grantor.

15.	Any proceeds with respect to the foregoing, including any recoveries the Grantor acquires from any source in connection with such rights.

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The undersigned has executed this Exhibit A as of the date first written above.

MBIA INSURANCE CORPORATION

By	/s/ Anthony McKiernan

Name:	Anthony McKiernan
Title:	Director/President and CFO

EXHIBIT A-1

List of Assets Acquired by MBIA Insurance Corporation as Transferee in an Auction dated December 21, 2016

Exhibit A-1:1

Loan Interests
#	Issuer	Issue	Asset Type	Current Par Amount (Issue Currency)	Total Commitment	Current Coupon	Maturity Date
1.	180s, LLC & 180s Canada Corporation	Fully Funded Term B	Delayed Draw Loan	2,240,328.00	2,242,328.00	2.53267	4/15/2019
2.	180s, LLC & 180s Canada Corporation	Tranche A Revolver	Revolving Credit	16,600,000.00	16,600,000.00	2.53267	4/15/2019
3.	American Doors, LLC	Term Loan	Term Loan	115,751.42	115,751.42	1.03267	4/15/2019
4.	American Doors, LLC	Term Loan C	Term Loan	8,315,638.01	8,315,638.01	1.03267	4/15/2019
5.	American LaFrance	Delayed Draw Term Loans	Delayed Draw Loan	509,019.73	509,019.73	0.197	10/31/2015
6.	American LaFrance	Fully Funded DD Term Loan A	Term Loan	1,784,456.80	1,784,456.80	0.434	10/31/2015
7.	American LaFrance	Revolver	Revolving Credit	451,290.39	451,290.40	1	10/31/2015
8.	American LaFrance	Term Loan 1	Term Loan	414,121.55	414,121.55	1	10/31/2015
9.	American LaFrance	Term Loan 2	Term Loan	42,240,641.22	42,240,641.22	1	10/31/2015
10.	Amweld International LLC	Delayed Draw	Delayed Draw Loan	80,160.09	80,160.09	0	6/28/2016
11.	Amweld International LLC	Term Loan B	Term Loan	5,758,739.62	5,758,739.62	0	10/31/2015
12.	Best Textiles Acquisition, LLC	Revolver	Revolving Credit	5,000,000.00	5,000,000.00	2.53267	4/15/2019
13.	Bomar Industries International, Inc.	Revolver 2	Revolving Credit	3,200,000.00	3,200,000.00	0	6/30/2013
14.	Bomar Industries International, Inc.	Tranche A Term Loan	Term Loan	10,000,000.00	10,000,000.00	0	6/30/2013
15.	Bomar Industries International, Inc.	Tranche B Term Loan	Term Loan	3,806,930.16	3,806,930.16	0	6/30/2013
16.	Croscil Home	Revolver	Revolving Credit	10,000,000.00	10,000,000.00	6.53267	4/15/2019
17.	Duro Textiles, LLC	Fully Funded Term Loan G	Delayed Draw Loan	1,049,259.65	1,049,259.65	2.03267	4/15/2019
18.	Duro Textiles, LLC	Term B Loan	Term Loan	7,500,000.00	7,500,000.00	2.03267	4/15/2019
19.	Duro Textiles, LLC	Term Loan	Term Loan	8,000,000.00	8,000,000.00	2.03267	4/15/2019
20.	Duro Textiles, LLC	Term Loan K1	Term Loan	1,888,000.99	1,888,000.99	2.03267	4/15/2019

[1]	Information is current as of November 30, 2016.

21.	East Alliance Limited	Term Loan A	Term Loan	11,928,348.24	11,928,348.24	2.53267	12/31/2016
22.	Emag Solutions, LLC	Revolver	Revolving Credit	4,062,500.04	4,062,500.04	7.53267	4/15/2019
23.	Fetco Home Decor, Inc.	Exchanged Security	Term Loan	2,757,727.26	2,757,727.26	0.1702	4/15/2019
24.	Fetco Home Decor, Inc.	Term Loan	Term Loan	1,082,661.77	1,082,661.77	8.53267	4/15/2019
25.	Galey & Lord, LLC	Fully Funded Term Loan	Term Loan	3,000,000.00	3,000,000.00	1.53267	4/15/2019
26.	Galey & Lord, LLC	Revolver	Revolving Loan	1,180,176.25	1,180,176.25	1.53267	4/15/2019
27.	Galey & Lord, LLC	Term Loan	Term Loan	25,263,396.84	25,263,396.84	1.53267	4/15/2019
28.	Galey & Lord, LLC	Term Loan E	Term Loan	1,600,000.00	1,600,000.00	1.52722	4/15/2019
29.	Galey & Lord, LLC	Term Loan K	Term Loan	689,999.01	689,999.01	1.53267	4/15/2019
30.	Galey & Lord, LLC	Term Loan M	Term Loan	800,000.00	800,000.00	1.53267	4/15/2019
31.	Global Automotive Systems, LLC	Term Loan	Term Loan	9,100,000.00	9,100,000.00	6.03267	4/15/2019
32.	Global Automotive Systems, LLC	Term Loan A	Term Loan	21,727,855.40	21,727,855.40	6.03267	4/15/2019
33.	Hartwell Industries, Inc.	DELAYED DRAW TERM LOAN C	Delayed Draw Loan	1,500,000.00	1,500,000.00	3.03267	4/15/2019
34.	Hartwell Industries, Inc.	New Revolver	Revolving Credit	1,927,636.19	1,927,639.96	3.03267	4/15/2019
35.	Hartwell Industries, Inc.	New Term Loan 2	Term Loan	15,060,304.48	15,060,304.48	3.02722	4/15/2019
36.	Hartwell Industries, Inc.	Term Loan A-1	Term Loan	500,000.00	500,000.00	3.03267	4/15/2019
37.	Heritage Aviation, Ltd.	Delayed Draw Term Loan A	Delayed Draw Loan	9,860,000.00	9,970,000.00	4	4/15/2019
38.	Heritage Aviation, Ltd.	Term Loan	Term Loan	1,000,000.00	1,000,000.00	4.52722	4/15/2019
39.	Iconic American Trucks	Iconic American Trucks T/L B	Term Loan	7,217,681.53	7,217,681.53		3/31/2019
40.	IMG Holdings, Inc.	Fully Funded Term Loan	Term Loan	555,360.00	555,360.00	4.53267	4/15/2019
41.	IMG Holdings, Inc.	Revolver A	Revolving Credit	3,999,999.97	4,000,000.00	4.53267	4/15/2019
42.	IMG Holdings, Inc.	Revolving Credit C	Revolving Credit	2,000,000.35	2,000,000.35	4.53267	4/15/2019
43.	IMG Holdings, Inc.	Term E	Term Loan	144,640.00	144,640.00	4.53267	4/15/2019
44.	IMG Holdings, Inc.	Term Loan 1A	Term Loan	2,004,585.76	2,004,585.76	4.53267	4/15/2019
45.	IMG Holdings, Inc.	Term Loan 1B	Term Loan	2,174,795.68	2,174,795.68	4.53267	4/15/2019
46.	IMG Holdings, Inc.	Term Loan D	Term Loan	300,000.00	300,000.00	4.53267	4/15/2019
47.	Intera Group, Inc.	Exchanged Security	Note	6,374,815.23	6,374,815.23	0	12/31/2016
48.	Intera Group, Inc.	Fully Funded Term C	Delayed Draw Loan	2,586,494.53	2,586,494.53	0	10/31/2016

49.	Intera Group, Inc.	Restructured Term Loan	Term Loan	869,031.69	869,031.69	0	10/31/2016
50.	Intera Group, Inc.	Term Loan C	Term Loan	158,501.65	158,501.65	0	10/31/2016
51.	Intrepid USA	Intrepid USA R/C	Revolving Credit	9,280,002.89	9,280,002.89	8	4/15/2019
52.	Intrepid USA	Term Loan B	Term Loan	3,860,066.01	3,860,066.01	6.53267	4/15/2019
53.	LVD Acquisition, LLC	Term Loan	Term Loan	9,303,993.33	9,303,993.33	4.53267	4/15/2019
54.	MD Helicopters, Inc.	Sub Note Term Loan	Term Loan	11,255,271.08	11,255,271.08	2.4255	5/15/2019
55.	MD Helicopters, Inc.	Term A	Term Loan	12,873,602.92	12,873,602.92	3.53267	4/15/2019
56.	MD Helicopters, Inc.	Term Loan	Term Loan	25,551,724.14	25,551,724.14	3.53267	4/15/2019
57.	MD Helicopters, Inc.	Term Loan B	Term Loan	16,116,674.23	16,116,674.23	3.53267	4/15/2019
58.	MD Helicopters, Inc.	Tranche A-3	Term Loan	700,000.00	700,000.00	3.53267	4/15/2019
59.	MD Helicopters, Inc.	Tranche A-7	Term Loan	1,200,000.00	1,200,000.00	3.53267	4/15/2019
60.	Natura Water, Inc.	Fully Funded Term B	Term Loan	1,500,000.00	1,500,000.00	5.53267	4/15/2019
61.	Natura Water, Inc.	Fully Funded Term C	Term Loan	2,200,000.00	2,200,000.00	5.53267	4/15/2019
62.	Natura Water, Inc.	Fully Funded Term Loan E	Term Loan	300,000.00	300,000.00	5.53267	4/15/2019
63.	NetVersant Acquisition, LLC	Restructured Revolver A	Revolving Credit	277,490.69	277,490.69	1.53267	4/15/2019
64.	NetVersant Acquisition, LLC	Restructured Term Loan	Term Loan	41,585,556.76	41,585,556.76	1.53267	4/15/2019
65.	NetVersant Solutions, Inc.	Restructured Revolver B	Revolving Credit	2,102,385.30	2,102,385.31	1.49565	4/15/2019
66.	Petry Media Corporation	Priming Revolver	Revolving Credit	9,212,536.60	9,219,801.44	10	10/31/2017
67.	Petry Media Corporation	Priming Term Loan	Term Loan	210,397.61	210,397.61	10	10/31/2016
68.	Petry Media Corporation	Term Loan C	Term Loan	1,380,775.74	1,380,775.74	10	10/31/2016
69.	Petry Media Corporation	Term Loan E	Term Loan	770,092.44	770,092.44	10	10/31/2016
70.	Rapid Rack Industries, Inc.	Term Loan	Term Loan	4,121,507.10	4,121,507.10	0	10/31/2015
71.	Red Shield Acquisition LLC	Revolver 2	Revolving Credit	5,000,000.00	5,000,000.00		10/31/2016
72.	Red Shield Acquisition LLC	Term Loan	Delayed Draw Loan	5,722,548.98	5,722,548.98		10/31/2016
73.	Remco Maintenance, LLC	Revolver	Revolving Credit	2,500,000.00	2,500,000.00	8.53267	4/15/2019
74.	Remco Maintenance, LLC	Term Loan	Term Loan	3,362,670.50	3,362,670.50	8.53267	4/15/2019
75.	RM Acquisition, LLC	Preferred Security	Term Loan	8,545,250.00	8,545,250.00	0.53433	5/15/2019
76.	RM Acquisition, LLC	Revolver	Revolving Credit	2,205,882.33	2,205,882.35	10	4/15/2019

77.	RM Acquisition, LLC	Term Loan	Term Loan	5,823,529.41	5,823,529.41	4.86267	4/15/2019
78.	S.O. Acquisition, LLC	Fully Funded Term A	Term Loan	4,500,000.00	4,500,000.00	6.53267	4/15/2019
79.	S.O. Acquisition, LLC	Fully Funded Term Loan C	Term Loan	350,000.00	350,000.00	6.53267	4/15/2019
80.	Silverack, LLC	Silverack R/C A	Revolving Credit	6,000,000.00	6,000,000.00	2.53267	4/15/2019
81.	Silverack, LLC	Silverack T/L A	Term Loan	3,395,487.02	3,395,487.02	2.53267	4/15/2019
82.	Snelling Medical Staffing	Term Loan	Term Loan	223,000.00	223,000.00	7.53267	4/15/2019
83.	Transcare Corporation	Tranche B Term Loan	Term Loan	3,500,000.00	3,500,000.00	2.53267	4/15/2019
84.	Trim Trends, LLC	Term Loan A	Term Loan	6,555,380.26	6,555,380.26	6.02722	4/15/2019
85.	Vulcan Engineering Corporation	Revolver	Revolving Credit	1, 428,571.43	2,000,000.00	7.52722	4/15/2019
86.	Xinhua Sports & Entertainment	Additional Term Loan	Term Loan	2,394,288.89	2,394,288.89	0.2145	10/21/2012
87.	Xinhua Sports & Entertainment	Convertible Term Loan	Term Loan	13,060,228.45	13,060,228.45	0.2145	10/21/2012
88.	Xpient Solutions, LLC	Exchanged Security	Term Loan	318,427.84	318,427.84	4.19775	11/30/2019
89.	Zohar SS Acquisition, LLC	Exchanged Security	Term Loan	2,564,102.60	2,564,102.60	2	5/15/2019
90.	Zohar SS Acquisition, LLC	Preferred Stock	Term Loan	256,410.26	256,410.26	7.53267	5/15/2019
91.	Zohar SS Acquisition, LLC	Term Loan	Term Loan	7,652,549.20	7,652,549.20	7.53267	4/15/2019

Equity Interests
#	Issuer Name	Type	Amount
92.	Automated Ductwork Manufacturing Company	Common	100.00
93.	Felagastyring EHF	Common Stock	63,100.00
94.	Fetco Home Decor, Inc.	Common1	51,263.00
95.	Fetco Home Decor, Inc.	Common2	25,000.00
96.	Reserved
97.	Fetco Home Decor, Inc.	Pref 315619ZB5	13,488.00
98.	Reserved
99.	Fetco Home Decor, Inc.	Preferred	14,090.00
100.	Fetco International Hong Kong Limited	Common	9,997.00
101.	Galey & Lord, Inc.	Common Stock	687,547.00
102.	Galey & Lord, Inc.	Series A Preferred Interest 8/18/2012	39,010,000.00
103.	Glenoit Universal, Ltd.	Common Stock Class A	12,967.00
104.	Glenoit Universal, Ltd.	Class B Common Stock	3,527.00
105.	Reserved
106.	Reserved

107.	Hartwell Industries, Inc.	Common CL A	194,512.00
108.	HyperActive Technologies, Inc.	Common Stock	85,334.00
109.	IMG Holdings, Inc.	Common Stock	757.00
110.	Intera Group, Inc.	Preferred Stock	5,069.42
111.	Intera Group, Inc.	Common Stock	839.09
112.	Reserved
113.	MD Helicopters, Inc.	Common Stock	235.00
114.	Metalforming Technologies, Inc.	Common Stock	175,889.00
115.	Opening Specialties and Supply Inc.	Common	2,267.00
116.	PHC Holding Corp	Class A Common Stock	83,460.13
117.	PHC Holding Corp	Class C Common Stock	85,880.75
118.	PHC Holding Corp	Common	100.00
119.	PHC Holding Corp	Class B Common Stock	112,047.09
120.	PHC Holding Corp	Preferred Stock	114,178.19
121.	Pleasants Hardware Company	Common CL A	1,000.00
122.	Spectrum International Holdings, Inc.	Common	286,103,870.07
123.	Textile Holdings, Inc.	Common	400,000.00
124.	U.F. Holdings, Inc.	Preferred Stock	53,810.00
125.	UF Holdings Inc.	Common	196,020.00
126.	UI Acquisition Holding Company	Class A Common Stock
127.	UI Acquisition Holding Company	Class B Common Stock
128.	Vorumerkjastyring EHF	Common Stock	63,100.00
129.	W.W. Holdings, LLC	Common Stock	4,787.00
130.	Western Forest Products, Inc.	Common	45,327.00
131.	W.W. Versat Acquisition Corporation	Common Stock	100.00
132.	Xinhua Sports & Entertainment Limited	Common	41,992.00
133.	To the extent not identified in Items 1 to 132 above, Item 133 shall consist of all of the Zohar I Issuer’s right, title and interest in and to instruments, accounts, payment intangibles, general intangibles, letter-of-credit rights, chattel paper, electronic chattel paper, deposit accounts and investment property and other property and rights constituting Zohar I Collateral, including, without limitation, any and all property of any type or nature owned by the Zohar I Issuer (other than Excluded Property, as defined in the Zohar I Documents) and any Equity Securities (as defined in the Zohar I Documents) and other securities or obligations owned or acquired by the Zohar I Issuer and such other right, title or interest which may be transferred under the Zohar I Documents, including, without limitation (and for avoidance of any doubt), any commercial tort claims; provided, however, that all of the Accounts and all Cash therein (as each such term is defined in the Zohar I Documents) shall in no event be included in the Assets Subject To Sale..

EXHIBIT B

SUPPLEMENT NO.             dated as of             , 20    (this “Supplement”) to the Security Agreement, dated as of January 10, 2017 (as amended, restated, amended and restated, supplemented or modified from time to time, the “Security Agreement”), made by MBIA INSURANCE CORPORATION, a New York statutory insurance corporation (the “Grantor”) in favor of MZ FUNDING, LLC, a Delaware limited liability company (the “Secured Party”).

As security for the Obligations (as defined in the Security Agreement), the Grantor hereby delivers, assigns, pledges, sets over and grants to the Secured Party a first priority security interest in, all of the Grantor’s right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all items of personal property of the Grantor described below together with all substitutions and replacements thereof and any products and proceeds thereof:

[describe collateral]

Exhibit A to the Security Agreement executed by the Grantor shall be deemed amended to include all of the foregoing items of personal property and such items shall be “Collateral” as defined in the Security Agreement and subject to the terms of the Security Agreement.

This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned parties have executed this Supplement to be effective for all purposes as of the date above first written.

GRANTOR:

MBIA INSURANCE CORPORATION

By

Name:
Title: